EXHIBIT 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Report on Form 10-K/A of Foundation Coal Holdings, Inc. for the period ended December 31, 2005, I, Frank J. Wood, Chief Financial Officer of Foundation Coal Holdings, Inc., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	This Form 10-K/A for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-K/A for the period ended December 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Foundation Coal Holdings, Inc.

Date: October 6, 2006	/s/ FRANK J. WOOD
Frank J. Wood Chief Financial Officer